EXHIBIT (32)

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Valley National Bancorp (the “Company”) for the period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Gerald H. Lipkin, as Chief Executive Officer of the Company, and Alan D. Eskow, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerald H. Lipkin

Gerald H. Lipkin

Chairman of the Board, President and Chief Executive Officer

November 9, 2012

/s/ Alan D. Eskow

Alan D. Eskow

Senior Executive Vice President and

Chief Financial Officer

November 9, 2012